SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2007

AEROSONIC CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-11750	74-1668471
State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification No.)

1212 North Hercules Avenue
Clearwater, Florida 33765
(Address of principal executive offices and Zip Code)

(727) 461-3000
(Registrant’s telephone number, including Area Code)

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

                1.         On June 8, 2007, Aerosonic Corporation (the “Company”) was notified that certain partners of Tedder, James, Worden & Associates, P.A. had joined McGladrey & Pullen, LLP, effective June 5, 2007, and, as a result, Tedder, James, Worden & Associates, P.A. resigned as the independent registered auditor for the Company.

                2.         The audit reports of Tedder, James, Worden & Associates, P.A. on the consolidated financial statements of Aerosonic Corporation and its subsidiary for the years ending January 31, 2007 and January 31, 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                3.         The decision to engage McGladrey & Pullen, LLP was recommended by the audit committee of the board of directors of the Company and was approved by the board of directors of the Company.

                4.         During the Company’s two most recent fiscal years ended January 31, 2007 and January 31, 2006 and through the date of this Current Report, the Company did not consult with McGladrey & Pullen, LLP on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and McGladrey & Pullen, LLP did not provide either a written report or oral advice to the Company that McGladrey & Pullen, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

                5.         In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended January 31, 2007 and January 31, 2006 and through the date of this Current Report, there were: (1) no disagreements between the Company and Tedder, James, Worden & Associates, P.A. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tedder, James, Worden & Associates, P.A., would have caused Tedder, James, Worden & Associates, P.A. to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

                6.         The Company has provided Tedder, James, Worden & Associates, P.A. a copy of the disclosures in this Form 8-K and has requested that Tedder, James, Worden & Associates, P.A. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Tedder, James, Worden & Associates, P.A. agrees with the Company’s statements in this Item 4.01(a). A copy of the letter dated June 14, 2007 furnished by Tedder, James, Worden & Associates, P.A. in response to that request is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 16.1	Letter from Tedder, James, Worden & Associates, P.A. to the Securities and Exchange Commission.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2007	AEROSONIC CORPORATION By: /s/ David A. Baldini David A. Baldini Chairman of the Board President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 16.1	Letter from Tedder, James, Worden & Associates, P.A. to the Securities and Exchange Commission.